Exhibit 10.1

                                 Loan Agreement

                      THIS AGREEMENT made on April 23.2013

BETWEEN:

IOURI BALTCHOUGOV, of 83 Ducie Street, Manchester, M1 2JQ, United Kingdom ("Iouri")

                                                               OF THE FIRST PART

AND:

MOBILE LADS CORP, a company incorporated pursuant to the laws of Nevada with address at Ducie Street, Manchester, M1 2JQ, United Kingdom ("Mobile Lads")

                                                              OF THE SECOND PART

WHEREAS:

A.   Mobile Lads requires funding in connection with business operations;

B. Iouri has agreed to loan US$3,700 (the "Loan") to Mobile Lads, on certain terms and conditions contained herein;

     NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the sum TEN DOLLARS ($10.00), and other goods and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Iouri hereby agrees to loan US$3,700 (the "Loan") to Mobile Lads concurrent with the execution of the Agreement;

     2. Loan funds advanced shell be non-interest bearing, secured and payable upon demand.

     3. Any additional funds that Iouri loans to Mobile Lads subsequent to this Agreement shell be subject to the same terms as this Agreement, unless otherwise agreed in writing.

IN WITNESS WHEREOF the parties hereto have hereunto affixed their respective hands, both as of the day and year first above written

                                             Mobile Lads Corp/


                                             PER: /s/ Iouri Baltchougov
                                                 -------------------------------
                                             Iouri Baltchougov - President
                                             Authorized Signature